Exhibit 99.1
                                                                    ------------



                             Joint Filer Information
                             -----------------------

Name and Address of Reporting Person:                Phlcorp, Inc.
                                                     529 East South Temple
                                                     Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:            AmeriCredit Corp.
                                                     (ACF)

Relationship of Joint Filer to Issuer:               10% Owner (1)

Date of Event Requiring Statement:                   January 16, 2008

Designated Filer: Leucadia National Corporation





SIGNATURE:

PHLCORP, INC.



By:   /s/  Joseph A. Orlando
   --------------------------------
  Name:  Joseph A. Orlando
  Title: Vice President

Dated:  January 18, 2008



(1) Directly owned by RCG Baldwin, LP ("RCG Baldwin"). Indirectly owned by Baldwin Enterprises, Inc. ("Baldwin"), Phlcorp, Inc. ("Phlcorp") and Leucadia National Corporation ("Leucadia"). Baldwin is a wholly-owned subsidiary of Phlcorp, and Phlcorp is a wholly-owned subsidiary of Leucadia. Baldwin, the sole limited partner of RCG Baldwin, has sole decision making authority and sole pecuniary interest with respect to any shares of common stock of the Issuer, or options to purchase such shares pursuant to an agreement with the general partner.

                             Joint Filer Information
                             -----------------------

Name and Address of Reporting Person:                Baldwin Enterprises, Inc.
                                                     529 East South Temple
                                                     Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:            AmeriCredit Corp.
                                                     (ACF)

Relationship of Joint Filer to Issuer:               10% Owner (1)

Date of Event Requiring Statement:                   January 16, 2008

Designated Filer: Leucadia National Corporation




SIGNATURE:

BALDWIN ENTERPRISES, INC.


By:   /s/  Joseph A. Orlando
   --------------------------------
  Name:  Joseph A. Orlando
  Title: Vice President


Dated:  January 18, 2008


(1) Directly owned by RCG Baldwin, LP ("RCG Baldwin"). Indirectly owned by Baldwin Enterprises, Inc. ("Baldwin"), Phlcorp, Inc. ("Phlcorp") and Leucadia National Corporation ("Leucadia"). Baldwin is a wholly-owned subsidiary of Phlcorp, and Phlcorp is a wholly-owned subsidiary of Leucadia. Baldwin, the sole limited partner of RCG Baldwin, has sole decision making authority and sole pecuniary interest with respect to any shares of common stock of the Issuer, or options to purchase such shares pursuant to an agreement with the general partner.

                             Joint Filer Information
                             -----------------------

Name and Address of Reporting Person:                RCG Baldwin, LP
                                                     666 Third Avenue
                                                     26th Floor
                                                     New York, New York 10017

Issuer Name and Ticker or Trading Symbol:            AmeriCredit Corp.
                                                     (ACF)

Relationship of Joint Filer to Issuer:               10% Owner (1)

Date of Event Requiring Statement:                   January 16, 2008

Designated Filer: Leucadia National Corporation



SIGNATURE:

RCG BALDWIN, LP
     By: Ramius Advisors, LLC, its general partner
     By: Baldwin Enterprises, Inc., as attorney-in-fact


By:   /s/  Joseph A. Orlando
   --------------------------------
  Name:  Joseph A. Orlando
  Title: Vice President

Dated:  January 18, 2008



(1) Directly owned by RCG Baldwin, LP ("RCG Baldwin"). Indirectly owned by Baldwin Enterprises, Inc. ("Baldwin"), Phlcorp, Inc. ("Phlcorp") and Leucadia National Corporation ("Leucadia"). Baldwin is a wholly-owned subsidiary of Phlcorp, and Phlcorp is a wholly-owned subsidiary of Leucadia. Baldwin, the sole limited partner of RCG Baldwin, has sole decision making authority and sole pecuniary interest with respect to any shares of common stock of the Issuer, or options to purchase such shares pursuant to an agreement with the general partner.